                                                                   EXHIBIT 10.12


          GUARANTEE, dated as of August 30, 1995, made by MANOR CARE, INC., MANOR HEALTHCARE CORP., CHOICE HOTELS INTERNATIONAL, INC., QUALITY HOTELS EUROPE, INC., FOUR SEASONS NURSING CENTERS, INC., MNR FINANCIAL CORP. and BOULEVARD MOTEL CORP. (individually, a "Guarantor", collectively, the
                                        ---------
"Guarantors"), in favor of CHEMICAL BANK, as agent (in such capacity, the
- -----------
"Agent") for the lenders (the "Lenders") parties to the Credit Agreement, dated
 -----                         -------
as of the date hereof (as amended, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"), among THE GAITHERSBURG REALTY TRUST
                        ----------------
(the "Borrower"), the Lenders and the Agent.
      --------

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans (the "Loans") to the Borrower upon the terms and subject to
                           -----
the conditions set forth therein, to be evidenced by the notes issued by the Borrower under the Credit Agreement;

          WHEREAS, the Borrower has entered into the Credit Agreement for the purpose of facilitating the financing, and with the proceeds of the Loans, will acquire certain property, which property shall in turn be leased to Manor Care, Inc. (the "Lessee"), one of the Guarantors;
           ------

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Lenders.

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower under the Credit Agreement, the Guarantors hereby agree with the Agent, for the ratable benefit of the Lenders, as follows:

          1.   Definitions.  Capitalized terms used but not otherwise defined in
               -----------
this Guarantee shall have the respective meanings specified in Annex A to this Guarantee.

          2.   Guarantee.  (a)  Subject to the provisions of Section 2(b), each
               ---------
Guarantor hereby, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          (b) Anything herein or in any other Credit Document to the contrary notwithstanding:

          (i) none of the Guarantors shall at any time be required to make any payment hereunder in respect of the principal of any Tranche B Loans unless at such time a Credit Agreement Event of Default has occurred and is continuing and a Lease Event of Default under Section 17(a), (b), (c), (d),
     (e) or (f) of the Lease has occurred and is continuing; and

          (ii) if the Lessee has elected not to exercise its Maturity Date Purchase Option, the Guarantors shall not be required to make any payment hereunder in respect of the principal of any Tranche B Loans in respect of any Credit Agreement Event of Default occurring after the date which is twelve months prior to the Maturity Date (other than a Credit Agreement Event of Default under Section 6(a), (b), (h) or (i) of the Credit Agreement).

The maximum liability of any Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

          (c) The Guarantors further agree to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent in enforcing or collecting any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, any Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full.

          (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantors hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder.

          (e) No payment or payments made by the Borrower, the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Borrower, the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, release or otherwise affect the liability of the Guarantors hereunder which shall, notwithstanding any such payment or payments, remain liable for the Obligations up to the maximum liability of the Guarantors hereunder until the Obligations and all amounts owing hereunder are paid in full.

          (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

          3.   Right of Set-off.  In addition to any rights now or hereafter
               ----------------
granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any of the Guarantors or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Agent or such Lender (including, without limitation, by branches and agencies of the Agent or such Lender wherever located) to or for the credit or the account of any Guarantor against and on account of the obligations and liabilities of the Guarantors hereunder or under any of the other Operative Agreements, and all other claims against the Guarantors of any nature or description arising out of or connected with this Guarantee or any other Operative Agreement, irrespective of whether or not the Agent or such Lender shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          4.   No Subrogation.  Notwithstanding any payment or payments made by
               --------------
the Guarantors hereunder or any set-off or application of funds of a Guarantor by any Lender, none of the Guarantors shall be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or any other Person or any collateral security or guarantee or right of offset held by the Agent or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Person in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Lenders by the Borrower on account of the Obligations and all amounts owing hereunder are paid in full. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time when all of the Obligations and all amounts owing hereunder shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

          5.   Amendments, etc. with Respect to the Obligations; Waiver of
               -----------------------------------------------------------
Rights.  Each Guarantor shall remain obligated hereunder notwithstanding that,
- ------
without any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of any of the Obligations made by the Agent may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement and the other Operative Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders, as the case may be) may deem advisable from time to time (to the extent permitted thereby), and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any Guarantor, the Agent may, but shall be under no obligation to, make a similar demand on the Borrower, any other Guarantor or any other guarantor, and any failure by the Agent to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve any Guarantor in respect of which a demand or collection is not made or any Guarantor not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against such Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.


          6.   Guarantee Absolute and Unconditional.  Each Guarantor waives any
               ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantors waive diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantors with respect to the Obligations. The Guarantors understand and agree that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement or any other Operative Agreement, the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantors under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantors, the Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantors of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Lenders against the Guarantors. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantors under this Guarantee shall have been satisfied by payment in full.

          7.   Reinstatement.  This Guarantee shall continue to be effective, or
               -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any of the Guarantors, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any of the

Guarantors or any substantial part of any of their property, or otherwise, all as though such payments had not been made.

          8.   Payments.  The Guarantors hereby guarantee that payments
               --------
hereunder will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

          9.   Covenants.  The Guarantors agree that all of the covenants of the
               ---------
Guarantors contained in the Revolving Credit Agreement are hereby expressly incorporated by reference in this Guarantee. If the affirmative and/or negative covenants contained in the Revolving Credit Agreement are amended, supplemented or otherwise modified, then such covenants shall be deemed to be automatically amended, supplemented and modified to conform to the covenants in the Revolving Credit Agreement, as so amended. If at any time prior to the payment in full of the Obligations, the Revolving Credit Agreement is no longer outstanding, then the affirmative and negative covenants in the Revolving Credit Agreement shall continue to apply with the same force and effect as if the Revolving Credit Agreement were still outstanding; provided that in the event that the Revolving
                                  --------
Credit Agreement is replaced with a successor facility or a new facility, then the covenants in such successor facility or new facility shall be deemed to be incorporated by reference herein in place of the covenants contained in the Revolving Credit Agreement. The Guarantors agree that, separate and apart from the obligations of the Guarantors under the Revolving Credit Agreement, the Agent and the Lenders shall be entitled to enforce the covenants incorporated by reference herein as if such covenants were fully set forth herein. Nothing contained herein shall be interpreted or construed to limit the rights of the Agent to enforce its rights and remedies contained in the Operative Agreements.

          10.  Authority of Agent.  Each Guarantor acknowledges that the rights
               ------------------
and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Guarantors, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantors shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          11.  Notices.  Unless otherwise specifically provided herein, all
               -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

     If to the Agent, to it at:

          Chemical Agent Bank Services
          140 East 45th Street
          New York, New York 10017
          Attn: Janet Belden
          Telecopy No.:     212-622-0002
          Telephone No.:  212-622-0691

     If to the Guarantors, to it at:

          at their addresses or transmission numbers for notices set forth opposite its signature below.

          The Agent, each Lender and the Guarantors may change their address and transmission numbers for notices by notice in the manner provided in this Section.

          12.  Severability.  Any provision of this Guarantee which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13.  Integration.  This Guarantee represents the agreement of the
               -----------
Guarantors with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein.

          14.  Amendments in Writing; No Waiver; Cumulative Remedies.  (a)  None
               -----------------------------------------------------
of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except as provided in Section 9.1 of the Credit Agreement.

          (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          15.  Section Headings.  The section headings used in this Guarantee
               ----------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16.  Successors and Assigns.  This Guarantee shall be binding upon the
               ----------------------
successors and permitted assigns of the Guarantor and shall inure to the benefit of the Agent and the Lenders and their successors and permitted assigns.

          17.  SUBMISSION TO JURISDICTION; WAIVERS.  (a)  EACH GUARANTOR HEREBY
               -----------------------------------
IRREVOCABLY AND UNCONDITIONALLY:

          (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ALL LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER OPERATIVE AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (ii)   CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT
     IN SUCH COURTS AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN ANY INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

          (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

          (v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES.

          (b) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          18.  Governing Law.  THIS GUARANTEE SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned have caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

Address for Guarantor:
- ---------------------

                                     MANOR CARE, INC.
10750 Columbia Pike
Silver Spring, Maryland 20901
Attention: General Counsel
          (Re: Real Estate)          By: /s/ James A. MacCutcheon
                                        -----------------------------------
                                        Name: James A. MacCutcheon
                                        Title: Senior Vice President


                                     MANOR HEALTHCARE CORP.


                                     By: /s/ James A. MacCutcheon
                                        -----------------------------------
                                        Name: James A. MacCutcheon
                                        Title:  Senior Vice President


                                     CHOICE HOTELS INTERNATIONAL, INC.


                                     By: /s/ James A. MacCutcheon
                                        -----------------------------------
                                        Name:  James A. MacCutcheon
                                        Title:  Senior Vice President



                                     QUALITY HOTELS EUROPE, INC.



                                     By: /s/ James A. Rampe
                                        -----------------------------------
                                        Name:  James A. Rempe
                                        Title:  Senior Vice President



                                     FOUR SEASONS NURSING CENTERS, INC.

                                     By: James A. MacCutcheon
                                        -----------------------------------
                                        Name:  James A. MacCutcheon
                                        Title:  Senior Vice President

                                     MNR FINANCIAL CORP.



                                     By: /s/ James A. MacCutcheon
                                        -----------------------------------
                                        Name:  James A. MacCutcheon
                                        Title:  Senior Vice President


                                     BOULEVARD MOTEL CORP.


                                     By: /s/ James A. MacCutcheon
                                        -----------------------------------
                                        Name: James A. MacCutcheon
                                        Title: Senior Vice President

                                                                         Annex A
                                                                         -------


                        RULES OF USAGE AND DEFINITIONS

                                Rules of Usage
                                --------------


          The following rules of usage shall apply to this Annex A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

          (a) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

          (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

          (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

          (d) References to any Person shall include such Person, its successors and permitted assigns and transferees.

          (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended or supplemented from time to time in accordance with the applicable provisions thereof.

          (f) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement thereof.

          (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

          (h) References to "including without limiting the generality of any description preceding such term and for purposes hereof the rule of ciusdem gereris shall not be applicable to limit a general statement,
     ------- -------
     followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

          (i) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Operative Agreements and any amendments or exhibits thereto.


                                  Definitions
                                  -----------


          "ABR" shall mean, for any day, a rate per annum (rounded upwards, if
           ---
     necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest
                                  ----------
     per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. "Base CD Rate" shall mean the sum of (a) the product of (i)
                    ------------
     the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the C/D Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any
                           -----------------------------
     day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three months certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from the New York City negotiable certificate of deposit dealers of recognized national standing selected by it. "Federal
                                                                      -------
     Funds Effective Rate" shall mean, for any day, the weighted average of the
     --------------------
     rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized national standing selected by it. If for any reason the Agent shall have determined that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clauses (b) or (c) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "ABR Loans" shall mean Loans the rate of interest applicable to which
           ---------
     is based upon the ABR.


          "Acceleration" shall have the meaning defined in Section 6 of the
           ------------
     Credit Agreement.

          "Account" shall have the meaning defined in Section 8.1(a) of the
           -------
     Credit Agreement.

          "Administrative Questionnaire" shall mean an Administrative
           ----------------------------
     Questionnaire in the form of Exhibit D to the Credit Agreement.

          "Advance" shall mean a borrowing by the Lessor under the Credit
           -------
     Agreement.

          "Affiliate" shall mean, when used with respect to a specified person,
           ---------
     another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

          "After Tax Basis" shall mean, with respect to any payment to be
           ---------------
     received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient (less any tax savings realized and the present value of any tax savings projected to be realized by the recipient as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

          "Agent" shall mean Chemical Bank, together with its affiliates, as the
           -----
     arranger of the Commitments and as the agent for the Lenders under the Credit Agreement and the other Operative Agreements.

          "Applicable Margin" shall mean as to any Loan, the applicable number
           -----------------
     of basis points per annum set forth below based upon the Applicable Rating Category, as follows:

          Applicable Rating
              Category                       Eurodollar Rate
          -----------------                  ---------------
                 Category 1                           35.00
                 Category 2                           40.00
                 Category 3                           45.00
                 Category 4                           50.00
                 Category 5                           62.50
                 Category 6                           75.00

     Any change in the Applicable Margin shall be effective as of the date on which the Applicable Rating Category changes.

          "Applicable Rating Category" shall at any time shall be determined as
           --------------------------
     set forth below based upon the Lessee's senior unsecured long-term debt ratings by S&P and Moody's (or, if S&P or Moody's does not establish a rating for the Lessee's senior unsecured long-term debt, the rating (implied or otherwise) established by such agency for the Lessee's general senior long-term debt).

     S&P/Moody's Ratings                         Applicable Rating Category
     -------------------                         --------------------------
          A-/A3 or higher                                   Category 1
          BBB+/Baa1                                         Category 2
          BBB/Baa2                                          Category 3
          BBB-/Baa3                                         Category 4
          BB+/Ba1                                           Category 5
          BB/Ba2 or lower                                   Category 6

     For purposes of the foregoing, (i) if no rating (implied or otherwise) for the Lessee's general senior long-term debt shall be available from either rating agency, such rating agency shall be deemed to have established a rating of BB/Ba2 or lower, (ii) if the ratings established or deemed to have been established by Moody's and S&P shall fall within different Categories, the Applicable Rating Category shall be based upon the lower of
     (A) the higher of the two ratings and (B) the rating two Categories above the lower of the two ratings, (iii) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change, and (iv) if there shall be no outstanding general senior long-term debt of the Lessee and no rating (implied or otherwise) for such debt, the Lessee and the Agent shall enter into negotiations to determine the Applicable Rating Category, and pending agreement on another Applicable Rating Category the Applicable Rating Category most recently in effect shall be deemed to continue in effect. Each such change shall take effect on the effective date of such change and shall end on the date immediately preceding the effective date of the next such change. If the rating system of either Moody's or S&P shall change prior to the Maturity Date, the Lessee and the Lenders shall negotiate in good faith to amend the reference to specific ratings in this definition to reflect such changed rating system, and pending agreement on another Applicable Rating Category the Applicable Rating Category most recently in effect shall be deemed to continue in effect.

          "Appraisal" shall mean the appraisal, prepared by Peter A. Moholt,
           ---------
     MAI, of the Property which in the judgment of counsel to the Agent, as of the Closing Date, complies with all of the provisions of the Financial Institutions Reforms, Recovery and Enforcement Act of 1989, as amended, at the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements.

          "Appraisal Procedure" shall have the meaning given such term in
           -------------------
     Section 21.4 of the Lease.

          "Appurtenant Rights" shall mean (i) all agreements, easements, rights
           ------------------
     of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the Land.

          "Assignment of Lease" shall have the meaning specified in Section 1 of
           -------------------
     the Participation Agreement.

          "Bankruptcy Code" shall have the meaning defined in Section 6(h) of
           ---------------
     the Credit Agreement.

          "Basic Rent" shall mean, the sum of (i) the Tranche A Basic Rent, (ii)
           ----------
     the Tranche B Basic Rent and (iii) the Investor Yield, calculated as of the applicable date on which Basic Rent is due.

          "Basic Term" shall mean the period commencing on August 30, 1995 and
           ----------
     ending on August 29, 2002.

         "Benefitted Lender" shall have the meaning defined in Section 9.6(a) of
          -----------------
     the Credit Agreement.

          "Board" shall mean the Board of Governors of the Federal Reserve
           -----
     System of the United States (or any successor).

          "Building" shall mean the collective reference to the (i) 400,000
           --------
     square feet office building and (ii) 200,000 square foot warehouse each located on the Land.

          "Business Day" shall mean any day (other than a day which is a
           ------------
     Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that when used
                                             --------  -------
     in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Capital Lease" shall mean, as applied to any Person, any lease of any
           -------------
     property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" shall mean all obligations under
           -----------------------------
     Capital Leases of any Person, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

          "Casualty" shall mean any damage or destruction of all or any portion
           --------
     of the Property.

          "C/D Assessment Rate" shall mean for any date the annual rate (rounded
           -------------------
     upwards, if necessary, to the next 1/100 of 1%) identified by the Agent (or, if need be, reasonably estimated by the Agent) as the then current net annual assessment rate that will be employed in determining amounts payable by the Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at the Agent's domestic offices.

          "CERCLA" shall mean the Comprehensive Environmental Response,
           ------
     Compensation, and Liability Act of-1980, 42 U.S.C.(S)(S) 9601 et seq., as
                                                                   -- ---
     amended by the Superfund Amendments and Reauthorization Act of 1986.

          "Certifying Party" shall have the meaning specified in Section 25.1 of
           ----------------
     the Lease.

          "Claims" shall mean any and all actions, suits, penalties, claims and
           ------
     demands and reasonable out-of-pocket liabilities, losses, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever, but excluding the fees of counsel to the Agent and the Investor and one-half of the disbursements and other charges of counsel to the Agent and the disbursements of the Lenders.

          "Closing Date" shall have the meaning specified in Section 4.1 of the
           ------------
     Participation Agreement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
     time to time, or any successor statue thereto.

          "Collateral" shall mean all assets of the Lessor, now owned or
           ----------
     hereafter acquired, upon which a Lien is purported to be created by the Security Documents.

          "Commitment" shall mean, as to any Lender, the obligation of such
           ----------
     Lender to make Loans to the Lessor under the Credit Agreement in principal amount equal to the amount set forth opposite such Lender's name on
     Schedule 1.1 of the Credit Agreement.

          "Commitment Percentage" shall mean, as to any Lender at any time, the
           ---------------------
     percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments hall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of the Loans then outstanding).

          "Condemnation" shall mean any taking or sale of the use, access,
           ------------
     occupancy, easement rights or title to the Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Property or alter the pedestrian or vehicular traffic account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

          "Consent to Assignment" shall have the meaning specified in Section 1
           ---------------------
     of the Participation Agreement.

          "Contingent Obligations" shall mean, as to any Person, any obligation
           ----------------------
     of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other monetary obligations ("primary obligations") of any other Person (the
                                  -------------------
     "primary obligor") in any manner, whether directly or indirectly,
      ---------------
     including, without Limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or in direct security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term
                                      --------  -------
     Contingent Obligation shall not include (x) endorsement of instruments for deposit or collection in the ordinary course of business or (y) guarantees made by a Person of the obligations of a Subsidiary or Affilate of such Person which do not constitute Indebtedness of such Subdidiary or Affiatee and are incurred in the ordinary course of business of such Subdidiary or Affiliate. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Constingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such Person in good faith.

          "Control" shall mean (including the correlative meanings of the terms
           -------
     "controlled by" and "under common with"), as used with respect to any person, the possession directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or any contract or otherwise.

          "Credit Agreement" shall mean the Credit Agreement, dated as of the
           ----------------
     Closing Date, among the Lessor, the Agent and the Lenders.

          "Credit Agreement Default" shall mean any event or condition which,
           ------------------------
     with the laspe of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

          "Credit Agreement Event Of Default" shall mean any event or condition
           ---------------------------------
     defined as an "Event of Default" in Section 6 of the Credit Agreement.


          "Credit Documents" shall mean the Credit Agreement, the Notes, the
           ----------------
     Guarantee and the Security Documents.

          "Deed" shall mean the special warranty deed delivered by The National
           ----
     Geographic Society to the Lessor with respect to the Property in accordance with the terms and conditions of the Purchase Agreement dated July 11, 1995 between the Lessee and The National Geographic Society.

          "Deed of Trust" shall mean the Deed of Trust, dated as of the Closing
           -------------
     Date, made by the Lessor in favor of the Agent for the benifit of the Lenders, and in substantially the form of Exhibit A to the Participation Agreement, which secures the obligations of the Lessor under the Notes.

          "Default" shall mean any event or condition which, with the lapse of
           -------
     time or the giving of notice, or both, would constitute an Event of Default.

          "Dollars" and "$" shall mean dollars in lawful currency of the United
           -------       -
     States of America.

          "Effective Date" shall mean August 30, 1995.
           --------------

          "Employee Benifit Plan" or "Plan" shall mean an employee benifit plan
           ---------------------      ----
     (within the meaning of Section 3(3) of ERISA, including any multiemployer plan (within the meaning of Section 3(37)(A) of ERISA)), or any "plan" as defined in Section 4975(e)(l) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on the Closing Date.

          "Environmental Audit" shall mean the environmental audit of the
           -------------------
     Property dated June 1995 and prepared by CRC Environmental Risk Management, Inc.

          "Environmental Law" shall mean, whenever enacted or promulgated, any
           -----------------
     federal, state, county or local law, statue, ordinance, rule, regulation, license, permit, authorization, approval, covenant, administrative or court order, judgement, decree, injunction, code or requirement or any agreement with a Governmental Authority applicable to the Property.

          (x) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water vapour, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

          (y) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release.

          transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity

     in each case as amended and as now or hereafter in effect, and any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance, whether such common law or equitable doctrine is now or hereafter recognized or developed. Applicable laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Control Act, of 1976, 42 U.S.C. (S) 6901 et seq.:
                                                                        -- ---
     the Federal Water Pollution Control Act, 33 U.S.C. (S) 1251 et seq.: the
                                                                 -- ---
     Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq.: the National Environmental Policy Act, 42 U.S.C. (S) 4321; the Refuse Act, 33 U.S.C. (S)(S) 401 et
                                                                          --
     seq.: the Hazardous Materials Transportation Act of 1975, 49 U.S.C.
     ---
     1801-1812: the Toxic Substances Control Act, 15 U.S.C. 2601 et seq.: the
                                                                 -- ---
     Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C (S)(S) 136 et
                                                                             --
     seq.: the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300 f et seq.: and the
     ---                                                       -- ---
     Occupational and Safety and Health Act of 1970, and their state and local counterparts or equivalents.

          "Environmental Violation" shall mean any activity, occurrence or
           -----------------------
     condition that violates or results in non-compliance with any Environmental Law.

          "Equipment" shall mean equipment, apparatus, furnishings, fittings and
           ---------
     personal property of every kind and nature whatsoever purchased, leased or otherwise acquired by using the proceeds of the Loans or the Investor Contribution by the Lease and now or subsequently attached to, contained in or used or usable in any way in connection with any operation or letting of the Property, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, christmas decorations, bidets, toilets, carpets, rugs, storm doors and windows, shelving, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, popes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
     1974, as amended.

          "ERISA Affiliate" shall mean each entity required to be aggregated
           ---------------
     with the Lessee pursuant to the requirements of Section 414(b) or (c) of the Code.

          "Eurocurrency Reserve Requirements" shall mean for any day as applied
           ---------------------------------
     to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

          "Eurodollar Base Rate" shall mean, with respect to each day during
           --------------------
     each Interest Period pretaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chemical Bank is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

          "Eurodollar Loans" shall mean Loans the rate of interest applicable to
           ----------------
     which is based upon the Eurodollar Rate.

          "Eurodollar Rate" shall mean, with respect to each day during each
           ---------------
     Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                   ----------------------------------------
                   1.00 - Eurocurrency Reserve Requirements

          "Eurodollar Tranche" shall mean the collective reference to Eurodollar
           ------------------
     Loans the current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Event of Default" shall mean a Lease Event of Default or a Credit
           ----------------
     Agreement Event of Default.


          "Excepted Payments" shall mean:
           -----------------

               (a) all indemnity payments (including indemnity payments made pursuant to Section 11 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which any Indemnified Person is entitled;

               (b) any amounts (other than Basic Rent, Termination Value, or Purchase Option Price) payable under any Operative Agreement to reimburse the Owner Trustee, the Trust Company, the Investor, or any of their respective Affiliates (including the reasonable expenses of the Owner Trustee and the Investor incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Agreement;

               (c) any amount payable to the Investor by any transferee of the interest of the Investor as the purchase price of the Investor's interest in the Trust Estate (or a portion thereof);

               (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability and title policies other than such proceeds or payments payable to the Lessee or the Agent;

               (e) any insurance proceeds under policies maintained by the Owner Trustee or the Investor;

               (f) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Owner Trustee, the Trust Company or the investor;

               (g) all right, title and interest of the Investor or the Owner Trustee to the Property, and portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Deed of Trust and the Assignment of Lease pursuant to the terms thereof and not otherwise purchased by the Lessee or a third party pursuant to the terms of the Lease;

               (h) all payments in respect of the Investor Contribution and the Investor Yield;

               (i) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (h) above; and

               (j) any rights of the Investor or the Owner Trustee to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts.

          "Excepted Rights" shall mean the rights retained by the Owner Trustee
           ---------------
     pursuant to Section 8.3(a)(i) of the Credit Agreement and all right, title and interest of Owner Trustee in the Shared Rights.

          "Exculpated Persons" shall have the meaning defined in Section 9.14 of
           ------------------
     the Credit Agreement

          "Expiration Date" shall mean the final day of the Term.
           ---------------

          "Facility" shall mean a facility used for the treatment, storage or
           --------
     disposal of Hazardous Substances.

          "Fair Market Sales Value" shall mean the amount, which in any event
           -----------------------
     shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of the Property. Fair Market Sales Value shall be determined based on the assumption that, except for purposes of Section 21.3 of the Lease, the Property is in the condition and state of repair under Section 10.1 of the Lease and that the Lessee is in compliance with the other requirements of the Operative Agreements.

          "Fixtures" shall have the meaning specified in Section 2.1(d) of the
           --------
     Lease.

          "GAAP" shall mean United States generally accepted accounting
           ----
     principles (including principles of consolidation), in effect from time to time, consistently applied.

          "Governmental Action" shall mean all permits, authorizations,
           ------------------
     registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of the Property.

          "Governmental Authority" shall mean any Federal, state, county,
           ---------------------
     municipal or other local governmental authority or judicial or regulatory agency, board, body, commission, instrumentality, court or quasi-governmental authority.

          "Guarantee" shall mean the guarantee to be executed and delivered by
           ---------
     the Guarantors, substantially in the form of Exhibit B to the Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Guarantors" shall mean the collective reference to Manor Care, Inc.
           ----------
     Manor Healthcare Corp., Choice Hotels International, Inc., Quality Hotels Europe, Inc., Four Seasons Nursing Centers, Inc. MNR Financial Corp. and Boulevard Motel Corp.

          "Hazardous Activity" shall mean any activity, process, procedure or
           ------------------
     undertaking that directly (i) produces, generates or creates any Hazardous Substance, (ii) causes or results in the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance, or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

          "Hazardous Condition" shall mean any condition that violates or that
           -------------------
     results in noncompliance with any Environmental law.

          "Hazardous Substance" shall mean any of the following: (i) any
           -------------------
     petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and ragon gas; or
     (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

          "Impositions" shall mean, except to the extend described in the
           -----------
     following sentence, any and all liabilities, losses, expenses and costs of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") (including (i) real and personal
                                   -----
     property taxes, including personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other simular taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; and (vi) assessments on the property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Term), and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Federal, state, city, county or local authority upon or with respect to (a) the Property or any part thereof or interest therein; (b) the financing, refinancing, demolition, construction, renovation, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of the Property or any part thereof or interest therein; (c) the Notes or other indebtedness with respect to the Property or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from the Property or any part thereof or interest therein during the Term; (e) the Operative Agreements or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to the Property or any part thereof or interest therein upon the sale or disposition thereof; (g) the issuance of the Notes; or (i) otherwise in connection with the transactions contemplated by the Operative Agreements.

          The term "Imposition" shall not mean or include:

           (i) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Tax Indemnitee by the United States federal government that are based on or measured by the gross or net income (including taxes based on capital gains and minimum taxes) or any replacement of net income tax of such Person; provided that this clause (i)
                                                   --------
     shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

          (ii) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the gross or net income or gross or net receipts from rental (including any minimum taxes, withholding taxes or taxes on or measured by capital, net worth, excess profits or items of tax preference or taxes that are capital stock, franchise or doing business taxes); provided that this
                                                        --------
     clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

         (iii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease (but not any Tax or imposition that relates to any period prior to the termination of the Lease);

          (iv) any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of the Participation Agreement;

           (v) any interest or penalties imposed on a Tax Indemnitee as a result of the failure of such Tax Indemnitee to file any return or report timely and in the form prescribed by law or to pay any Tax or imposition; provided that this clause (v) shall not apply (x) if such interest or
     --------
     penalties arise as a result of a position taken (or requested to be taken) by the Lessee in a contest controlled by the Lessee under Section 11.2(g) of the Participation Agreement or (y) to any such interest or penalties that result from such Tax Indemnitee's complying with the reporting procedures set forth in Section 11.2(d) of the Participation Agreement:

          (vi) any Taxes or impositions imposed on the lessor that are a result of the Lessor not being considered a "United States person" as defined in Section 7701(a) (30) of the Code:

          (vii) any Taxes or impositions that are enacted or adopted as a substitute for any Tax that would not have been indemnified against pursuant to the terms of Section 11.1 of the Participation Agreement:

          (viii) any Taxes which are imposed on a Tax Indemnitee as a result of a breach of a covenant or representation by such Tax Indemnitee in any Operative Agreement (unless caused by the Lessee's breach of its representations, warranties and covenants) or is a result of the gross negligence or willful misconduct of such Tax Indemnitee itself (as opposed to gross negligence or willful misconduct imputed to such Tax Indemnitee), but not Taxes imposed as a result of ordinary negligence of such Tax
     Indemnitee:

          (ix) any Taxes or impositions to the extent that such Taxes are actually reimbursed to the Lessor by another Person other than an Affiliate of the Lessor:

          (x) any Taxes or impositions imposed upon the Lessor with respect to any voluntary transfer, sale, financing or other voluntary dispositions by the Lessor (other than transfer contemplated and permitted by the Operative Agreements, including any transfer connection with (1) the exercise by the Lessee of its Purchase Option. (2) the occurrence of a Lease Event of Default or a Credit Agreement Event of Default (to the extent arising from a Lease of Default), or (3) a Casualty or Condemnation affecting the property) of any interest in the Property or any interest in, or created pursuant to, the Operative Agreements) or any voluntary transfer of any interest in the Lessor (other than in connection with the existence of a Lease Event of Default or a Credit Agreement Event of Default (to the extent arising from a Lease Event of Default) or any involuntary transfer of any of the foregoing interests resulting from the bankruptcy or insolvency of the Lessor (other than in connection with the existence of a Lease Event of Default or a Credit Agreement Event of Default arising from a Lease Event of Default):

          (xi)   any gift, inheritance, franchise or estate Taxes:

          (xii) any Taxes or impositions imposed on a Tax Indemnitee, to the extent such Tax Indemnitee actually receives a credit (or otherwise has a reduction in a liability for Taxes)in respect thereof against Taxes that are not indemnified under the Operative

     Agreements (but only to the extent such credit is not taken into account in calculating the indemnity payment on an After Tax Basis);

          (xiii) any Tax or imposition to the extent that such Tax or imposition is imposed on a Tax Indemnitee in respect of a transaction or business in the jurisdiction imposing such Tax other than the transactions arising out of the Operative Agreements; or

           (xiv) any Tax or imposition imposed on a direct or indirect transferee, successor or assign of the Lessor to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed had there not been a transfer by the original Lessor of an interest arising under the Operative Agreements; provided that there shall not be excluded
                                     --------
     under this clause (xiv) any such Tax or imposition if such direct or indirect transferee, successor or assign of the Lessor acquired its interest as a result of a transfer in connection with a Lease Event of Default or a Credit Agreement Event of Default (to the extent arising from a Lease Event of Default); provided, further, that there shall not be
                                --------  -------
     excluded under this clause (xiv) any amount necessary to make any payment on an After Tax Basis; or

            (xv) any Tax or imposition imposed as a result of any fees paid to the Trust Company, the Owner Trustee, the Agent, the Lender or the Investor in connection with the transactions contemplated by the Operative Agreements.

     Any Tax or imposition excluded from the defined term "Imposition" in any one of the foregoing clauses (i) through (xv) shall not be construed as constituting an Imposition by any provision of any other of the aforementioned clauses.

          "Impositions Indemnitee" shall mean each Person entitled to
           ----------------------
     indemnification under Section 11 of the Participation Agreement.

          "Improvements" shall mean all buildings, structures, Fixtures,
           ------------
     Equipment, and other improvements of every kind existing at any time and from time to time on or under the Land, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all additions to or changes in the Improvements at any time.

          "Indebtedness" shall mean as to any Person, (a) all indebtedness of
           ------------
     such Person for borrowed money, (b) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (c) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (d) all indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such indebtedness has been assumed, (e) all Capitalized Lease Obligations of such Person, (f) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, e.g., take-or-pay and similar obligations, (g) all obligations
                  -----
     of such Person, provided that Indebtedness shall not include trade payables
                     --------
     and accrued expenses relating to employees, in each case arising in the ordinary course of business.

          "Indemnified Person" shall mean the Owner Trustee, in its individual
           ------------------
     and its trust capacity, the Agent, the Investor, the Lenders and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

          "Insurance Requirements" shall mean all terms and conditions of any
           ----------------------
     insurance policy required by the Lease to be maintained by the Lessee and all requirements of the issuer of any such policy.

          "Investment Company Act" shall mean the Investment Company Act of
           ----------------------
     1940, as amended, together with the rules and regulations promulgated thereunder.

          "Insolvent" shall mean, with respect to any Multiemployer Plan, the
           ---------
     condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Interest Period" shall mean (a) as to any Eurodollar Loan, the period
           ---------------
     commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calender month that is 1, 2, 3 or 6 months thereafter, as the Lessor may elect, and (b) as to any ABR Loan, the period commencing on the date of such borrowing and ending on the date 90 days thereafter or, if earlier, on the Maturity Date or the date of prepayment of such borrowing: provided, however, that if any Interest Period would end on a day other
     --------  -------
     than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Loans only, such next succeeding Business Day would fall in the next calender month, in which case such Interest Period shall end on the next preceding Business Day, Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

          "Interest Rate Agreement" shall mean any interest rate swap agreement,
           -----------------------
     interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement designed to protect any Person against fluctuations in interest rates.

          "Investor" shall mean Sumitomo Bank Leasing and Finance, Inc., a
           --------
     Delaware corporation.

          "Investor Contribution" shall mean $907,500.
           ---------------------

          "Investor Yield" shall mean an amount, as of any Payment Date,
           --------------
     sufficient to provide the Investor with an annual pre-tax yield on the Investor Contribution of 200 basis point in excess of the weighted average Eurodollar Rate payable to the Lenders on the outstanding Eurodollar Loans.

          "Land" shall mean the land described on Schedule A to the Deed of
           ----
     Trust and all Appurtenant Rights attached thereto.

          "Lease" shall mean the Lease, dated as of the Closing Date, between
           -----
     the Lessor and the Lessee.

          "Lease Default" shall mean any event or condition which, with the
           -------------
     lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

          "Lease Event of Default" shall have the meaning given to such term in
           ----------------------
     Section 17.1 of the Lease.

          "Legal Requirements" shall mean all Federal, state, county, municipal
           ------------------
     and other governmental statues, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Property or the demolition, construction, renovation, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. (S) 12101 et. seq. and any other similar Federal, state or local laws or
           --  ---
     ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting the Property, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section
     12.2 of the Lease.

          "Lender Financing Statements" shall mean UCC financing statements
           ---------------------------
     appropriately completed and executed for filing in the office of the State Department of Assessments and Taxation of the State of Maryland and in the Land Records for Montgomery County in order to perfect a security interest in favor of the Agent in the Equipment located on the Property.

          "Lenders" shall mean the several banks and other financial
           -------
     institutions from time to time party to the Credit Agreement.

          "Lessee" shall mean Manor Care, Inc., a Delaware corporation, as
           ------
     lessee under the Lease.

          "Lessor" shall mean The Gaithersburg Realty Trust, a Delaware business
           ------
     trust.

          "Lessor Financing Statements" shall mean UCC financing statements
           ---------------------------
     appropriately completed and executed for filing in the office of the Secretary of State of the State of Maryland and in the office of the County Clerk for Montgomery County in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

          "Lessor Lien" shall mean any Lien, true lease or sublease or
           -----------
     disposition of title arising as a result of (a) any claim against the Lessor or the Trust Company, not resulting from the transactions contemplated by the operative Agreements, (b) any act or omission of the Lessor or the Trust Company, which is not required by the Operative Agreement or is in violation of any of the terms of the Operative Agreements (c) any claim against the Lessor or the Trust Company, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify the Lessor or the Trust Company, pursuant to the Participation Agreement or (d) any claim against the Lessor arising out of any transfer by the lessor of all or any portion of the interest of the Lessor in the Property, the Trust estate or the Operative Agreements other than the transfer of title to or possession of the Property by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.

          "Lien" shall mean, with respect to any asset, (a) any mortgage, deed
           ----
     of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party (excluding rights of first refusal) with respect to such securities.

          "Limited Recourse Amount" shall mean, at any time, the amount equal to
           -----------------------
     the sum of (i) the then outstanding principal amount of the Tranche B Loans, (ii) all accrued interest on the Tranche B Loans and all other amounts owing under the Credit Agreement on account of the Tranche B Loans,
     (iii) the Investor Contribution and (iv) all accrued amounts due on account of the Investor Yield and all other amount owing to the Investor under the Operative Agreements.

          "Loans" shall have the meaning specified in Section 2.1(a) of the
           -----
     Credit Agreement.

          "Marketing Period" shall mean, if the Lessee has not given the
           ----------------
     Maturity Date Election Notice in accordance with Section 20.2 of the Lease, the period commencing on the date twelve months prior to the Maturity Date and ending on the Maturity Date.

          "Material Adverse Effect" shall mean a material adverse effect on the
           -----------------------
     business, assets, property or condition, financial or otherwise, of the Lessee and its Subsidiaries taken as a whole.

          "Maturity Date" the day preceding seventh anniversary of the Effective
           -------------
     Date.

          "Maturity Date Election Notice" shall have the meaning specified in
           -----------------------------
     Section 20.2 of the Lease.

          "Maturity Date Purchase Option" shall mean the Lessee's Purchase
           -----------------------------
     Option to purchase the property on the Maturity Date in accordance with
     Section 20.2 of the Lease.

          "Maximum Residual Guarantee Amount" shall mean an amount equal to the
           ---------------------------------
     then outstanding principal amount of the Tranche A Loans.

          "Modifications" shall have the meaning specified in Section 11.1(a) of
           -------------
     the Lease.

          "Moody's" shall mean Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" shall mean a Plan which is a multiemployer plan
           ------------------
     as defined in Section 4001(a)(3) of ERISA.

          "Net Proceeds" shall mean all amounts paid in connection with any
           ------------
     Casualty or Condemnation, and all interest earned thereon, less the expense of claiming and collecting such amounts, including all reasonable costs and expenses in connection therewith for which the Agent or Lessor are entitled to be reimbursed pursuant to the Lease.

          "Net Sale Proceeds Shortfall" shall mean the amount by which the
           ---------------------------
     proceeds of a sale described in Section 21.1 of the Lease (net of all expenses of sale) are less than the then outstanding principal amount of the Tranche B Loans if it has been determined that the Fair Market Sales Value of the Property at the expiration of the term of the Lease has been impaired by greater than expected wear and tear during the term of the Lease.

          "Notes" shall mean the collective reference to the Tranche A Notes and
          -------
      the Tranche B Notes.

          "Obligation" shall mean the collective reference to the unpaid
          ------------
     principal of and interest on the Notes and all other obligations and liabilities of the Lessor to the Agent or the Lenders(including,without limitation, interest accuring at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accuring at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, related to the Lessor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with,the Credit Agreement or the Notes, whether on account of principal, interest or otherwise (including,without limatation, all reasonable fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Lessor pursuant to the terms of the Credit Agreement).

          "Officer's Certificate" shall mean a certificate signed by any
           ---------------------
     individual holding the office of vice president or higher, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

          "Operative Agreements" shall mean the following:
          ----------------------

          (a)       the Participation Agreement;
          (b)       the Notes;
          (c)       the Lease;
          (d)       the Assignment of Lease;
          (e)       the Consent to Assignment;
          (f)       the Credit Agreement;
          (g)       the Deed of Trust;
          (h)       the UCC Financing Statements;
          (i)       the Guarantee; and
          (j)       the Trust Agreement.

          "Other Taxes" shall have the meaning specified in Section 2.12(b) of
          -------------
     the Credit Agreement.

          "Overdue Interest" shall mean any interest payable pursant to Section
          ------------------
     2.7(c)of the Credit Agreement.

          "Overdue Rate" shall mean (i) with respect to Tranche A Basic Rent,
          --------------
     Tranche B Basic Rent and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in Section 2.7(c) of the Credit Agreement,(ii) with respect to Investor Yield and the Investor Contribution,2% in excess of the Investor Yield then in effect and (iii) with respect to any other amount, the amount referred to in clause (y) of
     Section 2.7(c) of the Credit Agreement.

          "Owner Trustee" shall mean Wilmington Trust Company, not in its
           -------------
     individual capacity except as expressly stated in the Trust Agreement, but solely as Owner Trustee under the Trust Agreement, and any successor or replacement Owner Trustee expressly permitted under the Trust Agreement.

          "Participation Agreement" shall mean the Participation Agreement,
           -----------------------
     dated as of the Closing Date, among the Lessee, the Investor, the Agent,and the Lenders.

          "Payment Date" shall mean each Scheduled Interest Payment Date and any
           ------------
     other date on which a payment is otherwise due under the terms of the Credit Agreement or, if all amounts due under the Credit Agreement have been paid in full and the Credit Agreement has been terminated, the first Business Day of each calendar month during the Term.

          "Permitted Exceptions" shall mean: (i) Liens of the types described in
           --------------------
     clauses (i), (ii), (v) and (viii) of the definition of Permitted Liens:
     (ii) Liens for Taxes not yet due; and (iii) all non-monetary encumbrances, exceptions, restrictions, easements, rights of way, servitudes, encroachments and irregularities in title, other than Liens which, in the reasonable assessment of the Agent, materially impair the use of the Property for its intended purpose.

          "Permitted Liens" shall mean: (i) the respective rights and interest
           ---------------
     of the parties to the Operative Agreements as provided in the Operative Agreements; (ii) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease; (iii) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 11.2 of the Participation Agreement; (iv) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employee's, carriers', warehousemen's and other like Liens in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than 30 days past due or are being diligently congested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 11.2(g) of the Participation Agreement; (v) Liens of any of the types referred to in clause (iv) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;
     (vi) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 11.2 of the Participation Agreement;
     (vii) Permitted Exceptions; and (viii) easements, rights of way and other encumbrances on title to real property pursuant to Section 12.2 of the Lease.

          "Person" shall mean any individual, corporation, partnership, joint
           ------
     venture, association, joint-stock company, limited liability company, trust, unincorporated organization, governmental authority or any other entity.

          "Project Costs" shall mean all costs and expenses incurred by the
           -------------
     Lessee or otherwise expended in connection with the acquisition of the Property, the demolition of any existing Improvements, the construction and renovation of the Property, any relocation and moving expenses associated with the acquisition of the Property and any other expenses reasonably related to the acquisition, construction, use and equipping of the Property.

          "Property" shall have the meaning given to such term in Section 2.1 of
           --------
     the Lease.

          "Purchase Notice" shall have the meaning given to such term in Section
           ---------------
     20.1 of the Lease.

          "Purchase Option" shall have the meaning given to such term in Section
           ---------------
     20.1 of the Lease.

          "Purchase Option Price" shall have the meaning given to such term in
           ---------------------
     Section 20.1 of the Lease.

          "Reconfiguration Agreement" shall mean the Agreement to Adjust
           -------------------------
     Property Configuration dated as of August 30, 1995 among Lessor, Gaithersburg Community Associates, L.L.C. and National Geographic Society and recorded or intended to be recorded among the land Records of Montgomery County, Maryland.

          "Register" shall have the meaning defined in Section 9.5(d) of the
           --------
     Credit Agreement.

          "Required Lenders" shall mean, at any time, Lenders the Commitment
           ----------------
     Percentages of which aggregate at least 51%.

          "Release" shall mean any release, pumping, pouring, emptying,
           -------
     injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

          "Rent" shall mean, collectively, the Basic Rent and the Supplemental
           ----
     Rent, in each case payable under the Lease.

          "Requesting Party" shall have the meaning specified in Section 25.1 of
           ----------------
     the Lease.

          "Requirement of Law" shall mean, as to any Person, the Certificate of
           ------------------
     Incorporation, By-Laws, Articles of Association or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Revolving Credit Agreement" shall mean the Competitive Advance and
           --------------------------
     Multi-Currency Revolving Credit Facility Agreement, dated as of November 30, 1994 among Chemical Bank and Nationsbank, as agent, the Guarantors, the guarantors named therein and the lenders named therein, as amended, modified or supplement from time to time.

          "Scheduled Interest Payment Date" shall mean (a) as to any ABR Loan,
           -------------------------------
     the last day of each March, June, September and December to occur while such Loan is outstanding and the Maturity Date, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period and, in addition, in each case the date of any refinancing or conversion of such Loan with or to a Loan of a different Type.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
     together with the rules and regulations promulgated thereunder.

          "Security Documents" shall mean the collective reference to the Deed
           ------------------
     of Trust and the assignment of Lease and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Credit Agreement and/or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

          "Shared Rights" shall mean the rights retained by the Lessor, but not
           -------------
     to the exclusion of the Agent, pursuant to section 8.3(a)(ii) of the Credit Agreement.

          "Single Employer Plan": any Plan which is covered by Title IV or
           --------------------
     ERISA, but which is not a Multiemployer Plan.

          "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw
           ---
     Hill, Inc.

          "Specified Interest Payment Date" shall mean (a) any Scheduled
           -------------------------------
     Interest Payment Date and (b) any date on which interest is payable pursuant to Section 2.7(d)(ii) of the Credit Agreement in connection with any prepayment of the Loans.

          "Statutory Reserves" shall mean a fraction (expressed as a decimal),
           ------------------
     the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Agent is subject for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to the applicable Interest Period. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subsidiary" shall mean, with respect to any person (herein referred
           ----------
     to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more the 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) which is, at the time any determination is made, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Supplemented Amounts" shall have the meaning defined in Section 9.14
           --------------------
     of the Credit Agreement.

          "Supplemental Rent" shall mean all amounts, liabilities and
           -----------------
     obligations (other than Basic Rent) which Lessee assumes or agrees to pay to Lessor or any other Person under the Lease or under any of the other Operative Agreements (other than the Guarantee made by the Guarantors in favor of the Agent).

          "Tax Indemnitee" shall mean the Lessor, the Investor, the Owner
           --------------
     Trustee, the Trust Company, the Agent and each Lender.

                                                                              27
          "Taxes" shall have the meaning specified in definition of Impositions.

          "Term" shall mean the Basic Term.
           ----

          "Termination Date" shall have the meaning specified in Section
           ----------------
     16.2(a) of the Lease.

          "Termination Notice" shall have the meaning specified in Section
           ------------------
     16.1(a) of the Lease.

          "Termination Value" shall mean, as of any Payment Date, an amount
           -----------------
     equal to the sum of (i) the aggregate outstanding principal of the Notes, accrued and unpaid interest on the Notes and any other amounts due under the Credit Agreement, plus (ii) the outstanding portion of the Investor Contribution, all accrued amounts due on account of the Investor Yield and all other amounts owing to the Investor under the Operative Agreements, in each case as of the applicable Payment Date.

          "Title Company" shall mean Chicago Title Insurance Company, or such
           -------------
     other title insurance company reasonably acceptable to the Agent and the Investor.

          "Total Condemnation" shall mean a Condemnation that involves a taking
           ------------------
     of Lessor's entire title to the related Land.

          "Tranche A Basic Rent" shall mean the interest due on the Tranche A Loans on any Payment Date pursuant to the Credit Agreement (but not including interest on overdue amounts under Section 2.7(c) of the Credit Agreement or otherwise).

          "Tranche A Loan" shall have the meaning defined in Section 2.3 of the
           --------------
     Credit Agreement.

          "Tranche A Maximum Amount" shall mean $25,516,301.65
           ------------------------

          "Tranche A Note" shall have the meaning defined in Section 2.2 of the
           --------------
     Credit Agreement.

          "Tranche A Percentage" shall mean 84.3514%.
           --------------------

          "Tranche B Basic Rent" shall mean the scheduled interest due on the
           --------------------
     Tranche B Loans on any Payment Date pursuant to the Credit Agreement (but not including interest on overdue amounts under Section 2.7(c) of the Credit Agreement or otherwise).

          "Tranche B Loan" shall have the meaning defined in Section 2.3 of the
           --------------
     Credit Agreement.

          "Tranche B Maximum Amount" shall mean $3,826,198.35.
           ------------------------

          "Tranche B Note" shall have the meaning defined in Section 2.2 of the
           --------------
     Credit Agreement.

          "Tranche B Percentage" shall mean 12.6486%.
           --------------------

          "Transaction Expenses" shall mean:
           --------------------

               (a) one-half of the reasonable out-of-pocket expenses, disbursement or cost (other than legal fees) of Chemical Bank and Chemical Securities Inc. incurred in connection with the consummation of the transactions contemplated by the Operative Agreements;

               (b) the reasonable fees and reasonable out-of-pocket expenses of the Trust Company in connection with the transactions contemplated by the Operative Agreements, including, without limitation, the initial and annual Owner Trustee's fee and all reasonable fees and reasonable out-of-pocket expenses of the Owner Trustee and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor owner trustee, for acting as owner trustee under the Trust Agreement;

               (c) the fee payable to Chemical Securities Inc. in connection with the transactions contemplated by the Operative Agreements;

               (d) any and all Taxes (to the extent provided in Section 11.2 of the Participation Agreement) and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, deed of trust, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreement;

               (e) any real estate brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the acquisition of the Property;

               (f) all reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under the Operative Agreements, including, without limitation, the fees and disbursements

                                                                             29
          of counsel (including the allocated fees and expenses of in-house counsel) to the Agent, each Lender and the Investor;

               (g) all reasonable out-of-pocket costs and expenses incurred in connection with any amendment, supplement or modification to the Operative Agreements requested by the Lessee or any Guarantor and any other documents prepared in connection therewith, and the consummation and administration of the transactions contemplated thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent and the Investor; and

               (h) all reasonable out-of-pocket costs and expenses incurred by the Lessor, the Lessee, the Investor or the Agent in connection with the any purchase of the Property by the Lessee pursuant to the Lease.

          "Transferee" shall have the meaning defined in Section 2.12 of the
           ----------
     Credit Agreement.

          "Trust Agreement" shall mean the Trust Agreement dated as of August
           ---------------
     30, 1995 between the Investor and the Trust Company and attached as Exhibit C to the Participation Agreement.
     ---------

          "Trust Company" shall mean Wilmington Trust Company, in its individual
           -------------
     capacity, and any successor owner trustee under the Trust Agreement in its individual capacity.

          "Trust Estate" shall have the meaning specified in the Trust
           ------------
     Agreement.

          "Type" shall mean, as to any Loan, its nature as an ABR Loan or a
           ----
     Eurodollar Loan.

          "UCC Financing Statements" shall mean collectively the Lender
           ------------------------
     Financing Statements and the Lessor Financing Statements.

          "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial
           -----------------------       ---
     Code as in effect in any applicable jurisdiction.

          "Wear and Tear Payment" shall have the meaning defined in Section
           ---------------------
     2.4(b)(ii) of the Credit Agreement.